1 Investor Day 12.04.08 Prudential Financial, Inc. Investor Day December 4, 2008 Prudential Financial, Inc. Investor Day December 4, 2008 Exhibit 99.1

Investor Day December 4, 2008 Investor Day December 4, 2008 Eric Durant Senior Vice President Investor Relations Eric Durant Senior Vice President Investor Relations

Investor Day 12.04.08
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private
Securities Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,”
“intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon
Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate, and other financial markets, particularly in light of the stress experienced by the global financial markets that began in the second half of 2007 and substantially increased in the third quarter of 2008; (2) the availability and cost of external financing for our operations, which has been affected by the stress experienced by the global financial markets ; (3) interest rate fluctuations; (4) reestimates of our reserves for future policy benefits and claims; (5) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (6) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (7) changes in our claims-paying or credit ratings;
(8) investment losses and defaults; (9) competition in our product lines and for personnel; (10) changes in tax law; (11) economic, political, currency and other risks relating to our international operations; (12) fluctuations in foreign currency exchange rates and foreign securities markets; (13) regulatory or legislative changes, including government actions in response to the stress experienced by the global financial markets; (14) changes in our claims paying or financial strength ratings; (15) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (16) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (17) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks;
(18) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (19) changes in statutory or U.S. GAAP accounting principles, practices or policies; (20) changes in assumptions for retirement expense; (21) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (22) risks due to the lack of legal separation between our Financial Services Businesses and our
Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.
Forward-Looking Statements

Investor Day 12.04.08
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax profile. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities related to foreign currency exchange movements that have been economically hedged, as well as counterparty credit losses on derivative positions experienced during the third quarter of 2008. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income. We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the excluded items are important to an understanding of our overall results of operations. The schedules on the following pages provide a reconciliation of adjusted operating income to income from continuing operations in accordance with GAAP.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, by average attributed equity for the Financial
Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and accumulated other comprehensive income related to pension and postretirement benefits.
Our expectations of Common Stock earnings per share and ROE are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that will ultimately accrue to contractholders, we cannot provide a measure of our Common Stock earnings per share or ROE expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form
10-K for the year ended December 31, 2007, our Current Report on Form 8-K dated May 16, 2008 to retrospectively adjust portions of the
Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and our Quarterly Report on Form 10-Q and 10-Q/A for the
quarter ended September 30, 2008 located on the Investor Relations Web site at
www.investor.prudential.com.
Additional historical
information relating to the Company’s financial performance, including its third quarter 2008 Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2007, and our Quarterly Report on Form 10-Q and 10-Q/A for the quarter ended September 30, 2008, should be considered by readers when reviewing forward-looking statements contained in this presentation.
Non–GAAP Measure

Investor Day 12.04.08
Nine months ended
(in millions, except per share data) September 30, 2008
Financial Services Businesses:
Pre-tax adjusted operating income (loss) by division:
Insurance Division
Investment Division
International Insurance and Investments Division
Corporate and other operations
Total pre-tax adjusted operating income
Income taxes, applicable to adjusted operating income
Financial Services Businesses after-tax adjusted operating income
Reconciling items:
Realized investment losses, net, and related charges and adjustments
Investment gains (losses) on trading account assets supporting insurance liabilities, net
Change in experience-rated contractholder liabilities due to asset value changes
Divested businesses
Equity in earnings of operating joint ventures
Total reconciling items, before income taxes
Income taxes, not applicable to adjusted operating income
Total reconciling items, after income taxes
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures
Equity in earnings of operating joint ventures, net of taxes
Income (loss) from continuing operations (after-tax) of Financial Services Businesses
Income (loss) from discontinued operations, net of taxes
Net income (loss) of Financial Services Businesses
Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income
Reconciling items:
Realized investment losses, net, and related charges and adjustments
Investment gains (losses) on trading account assets supporting insurance liabilities, net
Change in experience-rated contractholder liabilities due to asset value changes
Divested businesses
Equity in earnings of operating joint ventures
Total reconciling items, before income taxes
Income taxes, not applicable to adjusted operating income
Total reconciling items, after income taxes
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures
Equity in earnings of operating joint ventures, net of taxes
Income (loss) from continuing operations (after-tax) of Financial Services Businesses
Income (loss) from discontinued operations, net of taxes
Net income (loss) of Financial Services Businesses
Weighted average number of outstanding Common shares (diluted)
Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income (loss) of Financial Services Businesses (above)
Net income (loss) of Closed Block Business
Consolidated net income (loss)
Direct equity adjustments for earnings per share calculations
Reconciliation between adjusted operating income
and the comparable GAAP measure
670 $
697
1,415
(61)
2,721
717
2,004
(1,711)
(919)
682
(276)
108
(2,116)
(715)
(1,401)
603
(62)
541
3
544
$
4.65 $
(3.90)
(2.10)
1.55
(0.62)
0.25
(4.82)
(1.63)
(3.19)
1.46
(0.14)
1.32
0.00
1.32 $
438.6
544 $
(51)
493 $
36 $

Investor Day 12.04.08
Nine months ended
(in millions) September 30, 2008
Revenues (1):
  Premiums 8,861 $
  Policy charges and fee income 2,342
  Net investment income 6,332
  Asset management fees, commissions and other income 2,608
     Total revenues 20,143
Benefits and Expenses (1):
  Insurance and annuity benefits 9,066
  Interest credited to policyholders' account balances 2,462
  Interest expense 787
  Deferral of acquisition costs (1,735)
  Amortization of acquisition costs 891
  General and administrative expenses 5,951
    Total benefits and expenses 17,422
Adjusted operating income before income taxes 2,721
Reconciling items:
    Realized investment gains (losses), net, and related adjustments (1,756)
    Related charges 45
      Total realized investment gains (losses), net, and related charges and adjustments (1,711)
   Investment gains (losses) on trading account assets supporting insurance liabilities, net (919)
   Change in experience-rated contractholder liabilities due to asset value changes 682
   Divested businesses (276)
   Equity in earnings of operating joint ventures 108
      Total reconciling items, before income taxes (2,116)
Income from continuing operations before income taxes and equity in earnings of operating joint ventures 605
Income tax expense 2
Income from continuing operations before equity in earnings of operating joint ventures 603 $
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures.  Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)

Prudential Financial, Inc. Prudential Financial, Inc. John Strangfeld CEO and Chairman John Strangfeld CEO and Chairman

Investor Day 12.04.08
Where We Are Today
• Balanced portfolio of businesses and risks
• High quality businesses
– Attractive value propositions
– Strong underlying fundamentals
– Diversified distribution channels
– Strong growth prospects in International, U.S. Retirement
and Annuities
• Strong balance sheet
– Capital to meet “AA” standards for insurance subsidiaries
– Diversified high quality investment portfolio
• Robust sources of liquidity provide financial flexibility
• Acquisition and integration track record

Investor Day 12.04.08
Wachovia Joint Venture
• Formed in 2003; created third largest retail securities firm
• Viewed as a financial investment versus strategic investment
• Wachovia management has operating control; Prudential
has put rights
• “Lookback” option selected as consequence of
A.G. Edwards transaction
• We intend to exercise our lookback put
– Current counterparty is Wachovia; will be Wells Fargo by year-end
– Valuation established based on value of the pre-A.G. Edwards business at January 1, 2008; approximate value is $5 billion pre-tax;
in excess of $3.7 billion after-tax
– Timing of proceeds – January 2010
• We will record Financial Advisory as a divested business beginning in the fourth quarter of 2008

Investor Day 12.04.08
Attributed Equity of Operating Businesses
Attributed
Attributed
equity
equity
$21.5
$21.5
billion
billion
(1) (1)
INTERNATIONAL BUSINESSES INTERNATIONAL BUSINESSES
• •
Life Planner model Life Planner model
• •
Gibraltar Life Gibraltar Life
• •
International Investments International Investments
RETIREMENT & ACCUMULATION RETIREMENT & ACCUMULATION
• •
Retirement Retirement
• •
Individual Annuities Individual Annuities
• •
Asset Management Asset Management
DOMESTIC INSURANCE DOMESTIC INSURANCE
• •
Individual Life Individual Life
• •
Group Insurance Group Insurance
CORPORATE AND OTHER CORPORATE AND OTHER
(2) (2)
1) As of September 30, 2008 for the FSB; excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits
2) Includes investment in Wachovia retail securities brokerage joint venture
$3.4
$8.8
$7.2
$2.1

Investor Day 12.04.08
Capital To Meet “AA” Standards
For Insurance Subsidiaries
Prudential Insurance
Prudential Insurance
Other Businesses:
Other Businesses:
Attributed equity $5.8 billion
Attributed equity $5.8 billion
(1) (3)
Regulated Businesses:
Regulated Businesses:
Attributed equity $15.7 billion
Attributed equity $15.7 billion
(1) (2)
Prudential Retirement Insurance
Prudential Retirement Insurance
& Annuity Co.
& Annuity Co.
Prudential Annuities
Prudential Annuities
Life Assurance  Co.
Life Assurance  Co.
Prudential of Japan
Prudential of Japan
Gibraltar Life
Gibraltar Life
Wachovia Retail Securities
Wachovia Retail Securities
Brokerage Joint Venture
Brokerage Joint Venture
Asset Management Businesses
Asset Management Businesses
International Investment
International Investment
Businesses
Businesses
Real Estate and Relocation
Real Estate and Relocation
1) For the Financial Services Businesses; as of September 30, 2008
2) Represents attributed equity for businesses primarily conducted through regulated insurance entities
3) Represents attributed equity for businesses primarily conducted through unregulated entities

Investor Day 12.04.08
Robust Sources of Liquidity Provide
Flexibility in Challenging Financial Markets
Prudential
Prudential
Insurance
Insurance
(1) (1)
•
Commercial Paper Program
Commercial Paper Program
qualifies for Federal facility up
qualifies for Federal facility up
to $9.8 billion
to $9.8 billion
•
Federal Home Loan Bank of
Federal Home Loan Bank of
New York borrowing facility
New York borrowing facility
•
$10 billion readily
$10 billion readily
“lendable”
“lendable”
securities
securities
(2)(3) (2)(3)
•
Strong cash flows from
Strong cash flows from
insurance operations
insurance operations
Parent Company
Parent Company
•
•
$3.8 billion cash and short-term
$3.8 billion cash and short-term
investments on balance sheet
investments on balance sheet
(2) (2)
•
•
Commercial Paper Program
Commercial Paper Program
qualifies for Federal facility up
qualifies for Federal facility up
to $1.3 billion
to $1.3 billion
•
•
Inter-company liquidity facility
Inter-company liquidity facility
•
•
Inter-company debt
Inter-company debt
$4.4
$4.4
billion
billion
committed
committed
lines
lines
of
of
credit
credit
(2)(4) (2)(4)
1) Including wholly-owned subsidiary, Prudential Funding, LLC
2) As of September 30, 2008
3) For the Financial Services Businesses
4) Excluding $500 million facility expiring December 2008

Investor Day 12.04.08
Diversified High Quality Investment Portfolio
• Prudential is a credit shop
• Seasoned skills in multiple asset classes enhance
risk diversification
• Market leading capabilities: private fixed income,
commercial mortgages and real estate
• Defensively positioned portfolio
• Third-party Institutional flows: the best indicator
of competitiveness

Investor Day 12.04.08
Attractive Value Proposition in
Markets Focused on Retirement Security
•
Insurance-based retirement
income products attractive to
Life Planner and Gibraltar clients
•
U.S. dollar denominated fixed
annuities offer alternative to
volatile financial markets
International
International
Businesses
Businesses
•
“Highest Daily” Annuity Products:
self-hedging feature protects
customer account value, reduces
company’s risk profile
•
Retirement stable value products
highly attractive in volatile
financial markets
United States
United States
Businesses
Businesses
Insurance
Protection
Products
Offer
Fundamental
Financial
Security
Reputation: “Over 130 Years of Making and Keeping Promises”
Reputation: “Over 130 Years of Making and Keeping Promises”

Investor Day 12.04.08
Prudential’s Management Team
John Strangfeld
CEO and Chairman
Mark Grier
Vice Chairman
Rich Carbone
Chief Financial Officer
Bernard Winograd
U.S. Businesses
Ed Baird
International Businesses
• Jim Avery
Individual Life
• Steve Pelletier
Individual Annuities
• Lori High
Group Insurance
• Christine Marcks
Retirement
• Charles Lowrey
Asset Management
•
Kazuo Maeda
Insurance – Japan
•
Tim Feige
Insurance –
Other Countries
•
Chris Cooper
International Investments
Office
of the
Chairman

Prudential Financial, Inc. Prudential Financial, Inc. Mark Grier Vice Chairman Mark Grier Vice Chairman

Investor Day 12.04.08
Financial Strength and Flexibility in
Challenging Markets
• Internal resources available to support “AA” ratings objectives for insurance entities
• Robust liquidity sources for parent company and operating units
• Asset management is a key Prudential capability
• Asset selection reflects liability characteristics
• Highly diversified and defensively positioned
investment portfolio
• Concentration limits around investment portfolio
– Asset class
– Single issuer
– Credit quality and industry
– Geographic

Investor Day 12.04.08
Insurance Entities
Managing to “AA” Standards
•
Credit migration
•
Business growth
Required Capital:
$2 Billion
Targeted to
meet “AA”
standards
•
Statutory operating
results
•
Annuity reserves
•
Credit impairments
•
Unrealized gains
and losses
•
Dividends to parent
Total Adjusted
Capital:
$11 Billion
RBC at
RBC at
December 31,
December 31,
2008
2008
2008 Developments
2008 Developments
Risk Based Capital
Risk Based Capital
at December 31,
at December 31,
2007
2007
(1) (1)
• Possible
contribution
of financial
assets
• Possible
adjustment of
policyholder
dividend
scale to
reflect results
1) As reported by Prudential Insurance to Insurance regulators. “Required Capital” represents authorized control level risk-based capital multiplied by 2; in Billions.

Investor Day 12.04.08
Statutory Accounting: Responsible Approach
Supports Quality of Recorded Capital
• Asset Valuation Reserve: $2.1 billion
(1)
–
historically maintained at or near maximum levels
• Asset Adequacy Testing: reserves based on
projected cash flows under adverse scenarios,
not heroic assumptions
• Structured securities: GAAP market values applied
in impairments, ahead of new standards
1) For Prudential Insurance, as of September 30, 2008

Investor Day 12.04.08
Prudential Financial, Inc. (Parent)
Robust Sources of Liquidity
Inter-company
Debt
Enterprise
Liquidity Facility
Lines
of Credit
Commercial
Paper
Prudential Insurance
“Lendable”
Securities
Cash Flows from
Operations
Lines
of Credit
Federal Home Loan Bank
of New York
Prudential Funding, LLC
Lines
of Credit
Commercial
Paper
•
Asset
Management
Businesses
•
International
Businesses
Funding Arm of
Prudential
Insurance
Cash and Short
Term Investments

Investor Day 12.04.08
Asset Selection
Focus on Liability Characteristics
Public fixed maturities
Long-term Japanese
government bonds;
equities support “tail”
Private placement
bonds, commercial
mortgages
Representative
Representative
Asset Types
Asset Types
Long duration,
variable crediting rates;
floor guarantees
Domestic Universal Life
Extremely long duration
(30 years +);
fixed rate guarantees
Japanese Life Planner
Protection Products
Predictable
withdrawals, crediting
rates experience-based
Retirement –
Full Service Stable Value
Liability
Liability
Characteristics
Characteristics
Products
Products

Investor Day 12.04.08
US Government
(3)
4%
Foreign
Government
26%
Other Asset-
Backed
9%
Commercial
Mortgage-Backed
7%
Residential MBS-
Agency
passthroughs
9%
Corporate
45%
9%
13%
12%
56%
Broad Investment Expertise
Supports Risk Diversification
1) As of September 30, 2008 at balance sheet carrying amount; excludes invested assets of securities brokerage, securities trading, banking and asset management operations, and real estate and relocation services
2) Trading account assets supporting insurance liabilities (investment results ultimately accrue to contract-holders)
3) Includes state and municipal securities
FSB Fixed Maturities
FSB Fixed Maturities
$116 billion
$116 billion (1) (1)
FSB General Account
FSB General Account
$169 billion
$169 billion (1) (1)
Public
Private
Commercial Loans
“TAASIL”
(2)
Fixed
Maturities
Equities 3%
Other long-term 1%
Policy loans,
Short-term, other 6%

Investor Day 12.04.08
Asset Selection
Focus on Quality
1) In billions; at fair value. Excludes invested assets of securities brokerage, securities trading, banking and asset management operations, and real estate and relocation services
FSB Fixed Maturity Portfolio
FSB Fixed Maturity Portfolio
(1) (1)
$81.9
$87.4
$104.7
$107.9
$114.6
$114.8
6.2
6.2
6.2
6.2
5.9
5.9 6.2
6.2
7.4
7.4
7.5
7.5
Investment
grade
Non-investment
grade
12/31/02
12/31/03 12/31/04
12/31/05 12/31/06 12/31/07
$116.1
9/30/08
7.6
7.6

Investor Day 12.04.08
Prudential’s Credit Exposure
Corporate Credits
Corporate Credits
Total FSB -
Total FSB -
General Account
General Account
$55.4 billion
$55.4 billion
(1) (1)
60%
7%
27%
6%
Public Corporates
Investment Grade
Public Corporates
High Yield
Private Corporates
Investment Grade
Private Corporates
High Yield
1) Financial Services Businesses General Account; as of September 30, 2008; amortized cost

Electric
Banking
Food/Beverage
Telecommunications
Foreign Local Governments
Technology
Foreign Agency
Other Industrial
Transportation Services
Reits
Building Materials
Natural Gas Pipelines
Retailers
Integrated Energy
Brokerage
Chemicals

Prudential

Investor Day 12.04.08
Prudential’s Credit Exposure
(1)
Note: Universe derived from Lehman Corporate Credit and High Yield Indices in proportions consistent with our actual Investment Grade/Non Investment Grade mix.
1) For the Financial Services Businesses General Account as of September 30, 2008 based on market value
-8%
-4%
0%
4%
8%
12%
Prudential         Over/Under Weight vs. Lehman

Investor Day 12.04.08
Private Fixed Income
$21.7 Billion
(1)
1) Financial Services Businesses General Account; as of September 30, 2008; amortized cost
Private Placement Debt Market
Private Placement Debt Market
•
Often well-suited to fund
insurance liability cash flows
•
Terms and covenants offer
investors protection from
“event risks”
•
Attractive long-term capital
source for middle market
companies
•
Higher credit spreads or coupons
relative to like-quality public securities
Prudential Positioning
Prudential Positioning
•
Prudential general account is
preferred customer
•
Not a “price taker” – direct
access to issuers allows
negotiation of terms
and covenants
•
Relatively favorable credit
experience
•
“Reliable partner”: proprietary
direct origination network built
on relationships
•
Over 60 years experience

Investor Day 12.04.08
Sub-Prime Asset-Backed Securities
(1)
50%
91%
41%
$4,696 $5,872 $409 $590 $887 $2,086 $1,900
Fair
Value
TOTAL
BB &
below
BBB A AA AAA
Amortized Cost at Lowest Rating Agency Rating
Amortized Cost at Lowest Rating Agency Rating
68%
Enhanced Short-Term Portfolio
(2)
Credit Subordination:
20% or more
30% or more
1) For the Financial Services Businesses General Account; in millions; as of September 30, 2008
2) Remaining average expected life of two years or less when acquired

Investor Day 12.04.08
1.55x
69%
75%
91%
$7,844 $8,420 $153 $183 $56 $107 $7,921
Fair
Value
TOTAL
BB &
below
BBB A AA AAA
Amortized Cost at Lowest Rating Agency Rating
Amortized Cost at Lowest Rating Agency Rating
94%
1) For the Financial Services Businesses General Account; in millions; as of September 30, 2008
Commercial Mortgage-Backed Securities
(1)
Credit Subordination:
20% or more
30% or more
Weighted Average:
Loan-to-Value Ratio
Debt Service Coverage Ratio

Investor Day 12.04.08
Commercial Mortgages
(1) (2)
0.3%
Percentage Delinquent
or in foreclosure
1.91x
• Debt Service Coverage Ratio
57%
Weighted Average
• Loan-to-Value Ratio
$22 billion Carrying Value
1) For the Financial Services Businesses General Account; in millions; as of September 30, 2008
2) Includes $1.2 billion uncollateralized loans, primarily corporate loans not meeting definition of “security” under GAAP.

Investor Day 12.04.08
Financial Strength and Flexibility
• Insurance entities managed to “AA” standards;
supported by internal capital resources
• Broad investment expertise and asset-liability
management skills drive portfolio selection
• Asset selection reflects liability characteristics; focus
on cash flows, not fluctuating market values
• Concentration limits mitigate risk

Prudential Financial, Inc. Prudential Financial, Inc. Rich Carbone Chief Financial Officer Rich Carbone Chief Financial Officer

Investor Day 12.04.08
Prudential’s View on Capital
• Required Equity
– The amount of equity capital necessary to support business risk at an A rating at PFI and AA rating at Prudential’s insurance
subsidiaries (e.g. Prudential Insurance).
– Equity attribution methodology that is unbiased, based on risk, regulatory capital requirements, and common sense.
• Capital Capacity
– Net Balance Sheet Excess Capital
• Off Balance Sheet Capacity
– Wachovia Joint Venture
– Hybrids
– Surplus Notes

Investor Day 12.04.08
2008 Capital Capacity
(1)
$   1,700 Unrecognized Wachovia Gain (after-tax)
$   28,000 $  24,400 Required Equity
23% 18% Debt to Capital Ratio
450% 551% Prudential Insurance RBC
(3)
$    1,550 $    7,041 Capital Capacity (A) + (B)
1,100 4,651 Total Unused Leverage Capacity (B)
1,100 4,192 Unused Hybrid Capacity
- 459 Unused Debt Capacity
450 2,390 Net on Balance Sheet Excess Capital (A)
28,450 26,790 Total Capital Outstanding
1,500 - Hybrids Outstanding
6,250 4,781 Capital Debt Outstanding
20,700 22,009 Attributed Equity
(2)
S&P 900 S&P 900 Actual Actual
Capital Capacity Capital Capacity
($ in millions)
12/31/2007 12/31/2008 Projected
1) For the Financial Services Businesses
2) Excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.
3) The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Investor Day 12.04.08
2008 Capital Capacity
(1)
$    1,700 $    1,700 $    1,700 Unrecognized Wachovia Gain (after-tax)
$   29,600 $ 28,800 $  28,000 $  24,400 Required Equity
25%
370%
$  (1,050)
350
350
-
(1,400)
28,200
1,500
6,700
20,000
S&P 700 S&P 700
24%
420%
$      350
800
800
-
(450)
28,350
1,500
6,450
20,400
S&P 800 S&P 800
23% 18% Debt to Capital Ratio
450% 551% Prudential Insurance RBC
(3)
$    1,550 $    7,041 Capital Capacity (A) + (B)
1,100 4,651 Total Unused Leverage Capacity (B)
1,100 4,192 Unused Hybrid Capacity
- 459 Unused Debt Capacity
450 2,390 Net on Balance Sheet Excess Capital (A)
28,450 26,790 Total Capital Outstanding
1,500 - Hybrids Outstanding
6,250 4,781 Capital Debt Outstanding
20,700 22,009 Attributed Equity
(2)
S&P 900 S&P 900 Actual Actual
Capital Capacity Capital Capacity
($ in millions)
12/31/2007
12/31/2008 Projected
1) For the Financial Services Businesses
2) Excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.
3) The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Investor Day 12.04.08
PFI Projected Sources & Uses of Cash (S&P 700)
$         301 $     2,598 $     2,535 Net Balance, excluding CP / other financing
$    (3,264) $   (1,181) $   (3,320) Total Uses of Cash
(239) (281) (1,197) Other Cash Outflows
- - (240) Shareholder Dividends
$      (3,025) $        (900) $    (1,883) Maturing Debt
Uses of Cash
$      3,565 $     3,779 $     5,855 Total On Balance Sheet Sources of Cash
967 1,244 3,466 Cash inflows
$        2,598 $       2,535 $       2,389 Cash on hand
2Q09 2Q09 1Q09 1Q09 4Q08 4Q08 On Balance Sheet Sources of Cash On Balance Sheet Sources of Cash
$          250 $          800 $          800 Affiliate Borrowing Capacity
4,440 Credit Lines
TBD TBD N/A Debt Markets
TBD TBD TBD Wachovia JV Put – Early Exit or Potential Financing
- 1,300 1,300 Federal Commercial Paper Funding Facility
Additional Sources of Liquidity Additional Sources of Liquidity
Note: $ in millions

Investor Day 12.04.08
Sources of Prudential Insurance Liquidity
(1)
• Unused Securities Lending Capacity $10.0  billion
(2)
• Federal Home Loan Bank of NY Total Capacity $  6.7  billion
• Federal Commercial Paper Funding Facility $  9.8  billion
• Credit Lines (shared with holding company) $  4.4  billion
(3)
1) As of September 30, 2008; includes Prudential Funding
2) For the Financial Services Businesses
3) Excludes $0.5 billion, maturing in December 2008

U.S. Businesses
Growing and Protecting Wealth
in the Domestic Market
U.S. Businesses
Growing and Protecting Wealth
in the Domestic Market
Bernard Winograd
Chief Operating Officer
United States Businesses
Bernard Winograd
Chief Operating Officer
United States Businesses

Investor Day 12.04.08
15%
30%
27%
10%
18%
1) As of September 30, 2008; Insurance and Investment Divisions of Financial Services Businesses;
excludes Financial Advisory segment.
Attributed Equity of U.S. Businesses
(1)
Growing Wealth
Individual Annuities $3.3 billion
Protecting Wealth
Retirement $3.7 billion
Asset Management $1.8 billion
Individual Life          $2.2 billion
Group Insurance      $1.2 billion
Attributed Equity
Attributed Equity
$12.2 billion
$12.2 billion

Investor Day 12.04.08
Balanced Mix of Business Risks
Attributed Equity
Attributed Equity
$12.2 billion
$12.2 billion
(1) (1)
Primary Business Risks
27%
28%
30%
15%
Fixed income and
equity markets
Equity markets, interest
rates, longevity
Mortality, morbidity
Commercial real estate,
debt, equity markets
Annuities
Retirement
Individual Life,
Group Insurance
Asset
Management
1) As of September 30, 2008; Insurance and Investment Divisions of Financial Services Businesses;
excludes Financial Advisory segment.

Investor Day 12.04.08
Retirement and Annuities
Competitive Advantages
• Unique positioning:
– Market leading annuity provider
– Full Service retirement provider
– DB asset manager
• Awarded “Best Living Benefits” by Boomer Market
Advisor Magazine for fourth consecutive year
• Access to Prudential’s risk management
and asset management expertise
• Proven product innovation capabilities
• Distribution breadth, supported by strong branding
• Scale allows competitive pricing and broad
service capabilities

Investor Day 12.04.08
A Leading Provider in the U.S.
Retirement and Savings Market
$0
$50
$100
$150
$200
$250
$300
Retirement Annuities
12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
1) Includes acquired businesses from dates of acquisitions
$226
$191
$183
$120
$82
12/31/07
$248
9/30/08
$222

Investor Day 12.04.08
1) Source: VARDS 3Q08 and Company data; Advisor-sold market excludes group contracts and contracts that are primarily sold in employer-sponsored markets
Prudential Annuities is ranked #3 in advisor-sold VA account values
Prudential Annuities is ranked #3 in advisor-sold VA account values
(1) (1)
($ billions)
#3
#3
92.3
77.6
66.7
55.2
50.2
49.0
47.5
46.9
45.7
36.8
Prudential Annuities
Top 10 Variable Annuity Company
Hartford
Met Life
Prudential Financial
AXA
Lincoln
Ameriprise
John Hancock
Pacific Life
ING
Nationwide

Investor Day 12.04.08
Variable Annuity Market Trends
• Current market conditions: lower sales, account
values, and earnings across the industry
• Heightened customer interest in downside protection
and retirement income security
• Risk management strategies tested in current
market environment
• Increased costs for hedging instruments
• Higher DAC amortization and GMDB reserves

Investor Day 12.04.08
Managing Through
Challenging Financial Markets
•
47% of account values with living
benefits essentially “self hedging” for
equity market risk (2)
•
Long-dated hedging instruments limit
exposure to hedge cost volatility
Increased cost of
hedging instruments
•
Attractive product features drive
strong persistency; positive net sales
$2.4 billion for 12 months ended 3Q08
•
Asset allocation requirements and
auto-rebalancing limit equity market
exposure on popular current
products
Equity market declines
lowering variable annuity
account values
•
Opportunity to demonstrate value of
unique “Highest Daily” Guarantees;
Take Rate 61% (1)
Heightened customer interest
in downside protection and
retirement income security
Prudential Positioning
Impact of Financial
Market Conditions
1) Based on initial premiums; for the nine months ended September 30, 2008
2) As of September 30, 2008

Account Value
Time
Range of Outcomes
With Rebalancing
Without Rebalancing

Prudential

Investor Day 12.04.08
Prudential Annuities
Active Management of Product Risks
•
•
Current
Current Living Benefit (HD) product design minimizes Prudential’s risk while meeting customers’ needs
– Highest Daily +7% annual return
– Automatic rebalancing narrows the range of possible
investment outcomes
– As of September 30, 2008, 52% of variable annuity account values had living benefits and 47% of living benefits had the automatic rebalancing feature

Investor Day 12.04.08
Highest Daily Lifetime Seven
• Introduced January 2008
• Withdrawal benefit: 5% - 8% of Protected Value for Life
(based on age at first withdrawal)
• Initial Protected Value:
– Greatest 7% roll-up based on each daily account value
(10 years or until first withdrawal); or
– Account value at first withdrawal, if greater
• Equity Risk Management:
“Self-Hedging” feature automatically rebalances
customer funds to investment grade bond fund
• Cost: 60 basis points x protected withdrawal value (individual);
75 basis points x protected withdrawal value (spousal)

Investor Day 12.04.08
$5
$10
$15
$20
$25
$30
$35
$40
4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
$7.8
Equity
Risk Self
Hedged;
Int. Rate
Risk
Hedged
$13.6
Hedged
$8.7
Equity
& Int.
Rate Risk
Self Hedged
$5.1
Retain
Risk
Account Values ($ billions)
Living Benefit Product Profile
1) For the nine months ended September 30, 2008
2) Includes Prudential and Allstate business; no significant recent sales
3) Includes LT5, SLT5, GMWB, and Allstate GMAB
4) Includes “GRO” products other than HD GRO
5) Includes HD5, HD7, SHD7, and HD GRO
$0
HD Products - 61% election rate
(1)(5)
“GRO” - 7% election rate
(1)(4)
Legacy GMWB and GMAB’s - 16% election rate
(1) (3)
Run-off GMIB
(2)

Investor Day 12.04.08
Impact of Variable Annuity Risk Management
on Statutory Capital and Reserves
Lower tail risk since modeling
accounts for rebalancing under
adverse scenarios
C3 Phase II:
Capital based on tail risk derived
from stochastic modeling
Statutory Capital
Requirements
More favorable reserve credit at
given level of equity market decline
due to operation of rebalancing
Account values less sensitive to
equity market declines as
rebalancing occurs; virtually all in
fixed income at 35% - 40% equity
market decline
“CARVM” reserve credit based on
highest potential cash flows
to policyholder
GMDB reserve based on “shock”
of account values for specified
asset value declines, followed by
recovery at specified rate
Statutory Reserve
Requirements
$16.5 billion (47%) of $35 billion
total account values with living
benefit features
Account values
subject to
requirements at
September 30, 2008
Impact of Automatic
Rebalancing
Measure

1Q'03
2Q'03
3Q'03
4Q'03
1Q'04
2Q'04
3Q'04
4Q'04
1Q'05
2Q'05
3Q'05
4Q'05
1Q'06
2Q'06
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08

Prudential

Investor Day 12.04.08
4.1%
5.4%
5.5%
6.6%
7.9%
7.3%
7.0%
7.2%
4.7%
5.5%
5.8%
5.8%
5.0%
5.0%
6.5%
6.8%
6.8%
7.8%
7.4%
7.7%
7.9%
8.1%
8.0%
Sales Market Share
Source:  VARDS.  Excludes Group/Retirement Plan Contracts
June 2006: Allstate
Transaction Closes
March 2005: Lifetime
Five Launch
May 2003: American
Skandia Acquisition
Nov. 2006 : Highest Daily
Lifetime Five Launch
Jan. 2008: Highest Daily
Lifetime Seven Launch
Innovative Features
Drive Market Share Growth
Oct. 2004: American Skandia
Systems Conversion

Investor Day 12.04.08
Prudential Retirement
Emphasis on Full Service Retirement
1) Includes business acquired from CIGNA from April 1, 2004 acquisition date
$0
$25
$50
$75
$100
$125
$150
$175
12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 09/30/07 09/30/08
Institutional Investment Products Full Service
$151
$157
$148
$136
$132
$72
$164

Investor Day 12.04.08
Full Service Retirement
112,192
943
$ 14,692
2007
100,463
1,210
$12,392
2008
105,601 97,430 88,385 Account Values
(1)
489
$ 10,434
2007
167
$ 16,156
2006 2005
(912)
Net Additions
(withdrawals)
$ 13,006
Gross Deposits
and Sales
1) As of end of period
2) For the nine months ended September 30, 2008
95% Persistency
95% Persistency
(2) (2)
Nine months ended
September 30
Year Ended December 31
($ millions)

Investor Day 12.04.08
Emphasis on Mid/Large Case and
Tax Exempt Markets
1,000,000 1,839,000
Participants
(2)
$ 33,000 $ 64,100
Account Values
(1) (2)
Specialized consultants - Fee based consultants
- Commission based advisors
- Third party administrators
- Direct
Distribution
Channels
Primary Products
Tax Exempt Market Corporate Markets
- DC plans
- DB plans
- Total Retirement Services
- Non-qualified plans
- Investment only products
1) In millions
2) As of September 30, 2008; excludes $3.3 billion retail account values for approximately
64,500 participants
Emphasis on Emphasis on
mid/large mid/large
case market case market

Investor Day 12.04.08
0
5
10
15
20
25
30
35
40
12/31/05 12/31/06 12/31/07 09/30/08
Full Service Stable Value
$31.3
$30.8
$32.3
•
Plan sponsor terminations generally
require 3-6 months notice for market value,
or 3-6 years for book value cash-out
$34.6

Investor Day 12.04.08
Full Service Stable Value Products
Attractive Value Proposition in Volatile Financial Markets
•
• Principal guarantee feature attractive to
security-minded pre-retirees
• Low risk profile – substantially all balances
experience-rated, with clients sharing investment risk
• Rate resets annually on most products
• Future crediting rates typically reflect prior experience
• Low interest rate floors; competitive conditions main
factor in rate setting

Investor Day 12.04.08
$29.0
$12.3
$5.2
$3.5
Institutional Investment Products
Account values $50 billion
Account values $50 billion
(1) (1)
1) As of September 30, 2008
Structured
Settlements
Group
Annuities,
Close-out
Pensions
Funding Agreements,
GIC’s, other products
Retail Notes
• Supported by cash-flow
matched investments
• Unscheduled withdrawals
generally not permitted
Virtually no exposure to “putable”
GIC’s; $240 million redeemable with
one year notice

Investor Day 12.04.08
Prudential Investment Management
Competitive Advantages
Scale Scale
Scale
Brand and
Reputation
Brand and
Brand and
Reputation
Reputation
Experience and
Track Record
Experience and
Experience and
Track Record
Track Record
Breadth and
Depth of
Capabilities
Breadth and
Breadth and
Depth of
Depth of
Capabilities
Capabilities
Access to Capital
and Co-investing
Access to Capital
Access to Capital
and Co-investing
and Co-investing
Institutional
Institutional
Clients
Clients
•
•
$139 billion third
$139 billion third
party institutional
party institutional
AUM
AUM
(1) (1)
•
•
18% AUM CAGR
18% AUM CAGR
(2002 –
(2002 –
2007)
2007)
Manager Continuity
Manager Continuity
•
•
188 portfolio
188 portfolio
managers
managers
(1) (1)
•
•
Average tenure
Average tenure
14 years
14 years
1) As of September 30, 2008; AUM excludes affiliated institutional assets under management

Investor Day 12.04.08
28%
29%
18%
12%
13%
AUM by Asset Type AUM by Client Type
Equity
Institutional
Customers
General
Account
Retail
Customers
CB
Total AUM $602 billion
Total AUM $602 billion (1) (1)
1) As of September 30, 2008
Non-
proprietary
insurance,
annuity &
other
International
Prudential Financial’s AUM
Significant Scale and Breadth
Asset
Management
Business
$422 billion
47%
18%
12%
5%
18%
Non-
proprietary
insurance,
annuity &
other
Real
Estate
International
Fixed Income

Investor Day 12.04.08
Public
Equity
24%
Public
Fixed
Income
50%
11%
Private
Fixed
Income
7%
Commercial
Mortgages
8%
Real
Estate
Assets Under Management Assets Under Management
$422 Billion $422 Billion
(1) (1)
Public
Equity
(3)
19%
Public
Fixed
Income
28%
Private
Fixed
Income 7%
Commercial
Mortgages
8%
Asset Management Revenue Asset Management Revenue
$1.8 Billion $1.8 Billion
(2) (2)
Real
Estate
38%
1) As of September 30, 2008
2) For the year ended December 31, 2007; excludes mutual fund distribution revenues
3) Includes revenue from management of public fixed income securities by Jennison Associates
Fixed
Income
Broad Asset Class Capabilities

Investor Day 12.04.08
Equity
Fixed Income Real Estate
Total
2005 2006 2007 YTD3Q2008
Third Party Institutional Flows
are the Best Indicator of Competitiveness
Percent of Beginning of Period Assets
(2)
10% 4% 8%
9% 10% 5% 10% 13% 1%
9% 8% 5%
4% 2%
6%
Institutional
Institutional
Net
Net
Flows
Flows
($
($
billions)
billions) (1) (1)
1) Excludes money market funds and the effects of certain nonrecurring transfer and disposition events.
Includes assets transferred from the Retirement segment.
2)
Third party institutional net flows as a percentage of total institutional assets under management.
10%
$5.4
$4.3
$1.4
$11.1
$2.3
$1.8
$6.7
$10.8
$6.5
$0.2
$6.1
$0.2
$10.0
$0.6
$5.4
$4.0

Investor Day 12.04.08
$    701
127
574
1,541
$ 2,115
2007
$    301 $    550 Adjusted Operating Income
(62) 112 Proprietary Investment Results
363 438
1,081 1,398 Expenses
$ 1,444
Nine months
ended
September
30, 2008
$ 1,836
2006
($ in millions, pre-tax)
Revenues
Adjusted Operating Income Adjusted Operating Income
Before Proprietary Investments: Before Proprietary Investments:
Asset Management Financial Results

Investor Day 12.04.08
Asset Management
Adjusted Operating Income by Business
$301 $701 $550 TOTAL
34
71
35
177
112
$272
2007
10 21 Prudential Investments
29 48
Prudential Mortgage Capital
Company
29 38 Prudential Capital Group
21 101 Public Fixed Income
47
$165
Nine months
ended
September
30, 2008
74
$268
2006
($ in millions, pre-tax)
Equity
Prudential Real Estate Investors

Investor Day 12.04.08
Domestic Protection Businesses
•
Maintain market position:
#2 in Group Life (1)
•
Focus on returns: case
selection; appropriate
pricing
•
Generate strong cash flows
•
Optional life purchases
contribute to growth
prospects
Group
Group
Insurance
Insurance
•
Focus on returns through
capital management, cost-
effective distribution
•
Expanded third party
distribution is growth
opportunity
•
Deliver stable earnings and
strong cash flows
•
Mature, low-growth
industry
•
Overcapacity
•
Commodity products
Individual
Individual
Life
Life
Prudential Strategies Protection Marketplace
1) Based on A.M. Best ranking of statutory premiums for the year ended December 31, 2007

Investor Day 12.04.08
$0
$100
$200
$300
$400
$500
$600
2005 2006 2007 3mo 07 3mo 08
Individual Life Sales
(1)
1) Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis, excluding COLI
$419
$430
$372
$355
Nine
Months
ended
9/30/07
Nine
Months
ended
9/30/08
2006 2005
$494
2007
Universal Life
Variable Life
Term Life

64 Investor Day 12.04.08 Group Insurance • Primarily Group Life business • Controlled growth, with focus on margins • High persistency of quality business • Voluntary life opportunity

Investor Day 12.04.08
Group Insurance Sales
(1)
1) New annualized premiums; group disability amounts include long-term care products
$0
$100
$200
$300
$400
$500
$600
2005 2006 2007 9 mos
07
9 mos
08
Group Disability
Group Life
Nine
Months
ended
9/30/07
Nine
Months
ended
9/30/08
2006 2005
2007
$524
$504
$352
$301
$390

Investor Day 12.04.08
U.S. Businesses Financial Performance
$1,369
$1,369
$2,813
$2,813
$2,420
$2,420
$2,153
$2,153
U.S. Businesses Total
U.S. Businesses Total
Adjusted operating income Adjusted operating income
pre-tax:
271
271
286
286
229
229
224
224
Group Insurance
Group Insurance
437
437
622
622
545
545
498
498
Individual Life
Individual Life
398
398
482
482
510
510
498
498
Retirement
Retirement
301
301
701
701
550
550
427
427
Asset Management
Asset Management
$   (38)
$   (38)
$   722
$   722
$   586
$   586
$   506
$   506
Individual Annuities
Individual Annuities
Nine months
ended
Sept 30, 2008
2007 2006 2005
($ in millions)
Year Ended December 31,

Investor Day 12.04.08
U.S. Businesses
• Balanced mix of business risks
• Leading provider in retirement and savings market
• Competitive advantages: product innovation, risk
management, asset management, distribution
• Domestic protection businesses contribute to earnings
and cash flows

International Businesses
Protecting Wealth and Providing
Retirement Security Over A Lifetime
International Businesses
Protecting Wealth and Providing
Retirement Security Over A Lifetime
Edward P. Baird
Chief Operating Officer
International Businesses
Edward P. Baird
Chief Operating Officer
International Businesses

Investor Day 12.04.08
Where We Are Today
• Leadership positions in life planning
• Gibraltar generates high ROE’s and cash flows
• Growing asset management platforms
• Profitability dominated by Japan and Korea
• Expanding retirement businesses
• Developing multi-channel capabilities
• Acquisitions potentially additive

Investor Day 12.04.08
• Grow organically and through complementary
distribution channels and opportunistic acquisitions
• Increasing emphasis on meeting retirement needs
Key Elements of Our International Strategy
• Needs-based selling
• Continue building proprietary distribution:
recruiting and selection
• Historical focus on life insurance
• Concentrate on a limited number of attractive countries
• Target the affluent and mass affluent consumer
• Expanding asset management business

Mature Prudential Businesses Today
Emerging / Developing Markets for Prudential Today

71 Investor Day 12.04.08 International Division Today Italy Poland Brazil Argentina China India Mexico Taiwan Korea Life Planning Insurance Japan International Investments Traditional Insurance

Investor Day 12.04.08
1,598
1,428
1,321
917
819
757
$0
$500
$1,000
$1,500
$2,000
2002 2003 2004 2005 2006 2007
Life Planner Ops Gibraltar Life
1,326
1,245
$0
$500
$1,000
$1,500
$2,000
3Q 07 3Q 08
$ millions
YTD
International Insurance
Pre-Tax AOI

Investor Day 12.04.08
Drivers of Sustainable
Financial Performance
•
•
Favorable mortality margins drive
Favorable mortality margins drive
strong returns
strong returns
•
•
High ROE products generate substantial
High ROE products generate substantial
excess capital
excess capital
•
•
Capital management opportunities
Capital management opportunities
enhance overall returns
enhance overall returns
•
•
Duration lengthening supported by long-term
Duration lengthening supported by long-term
nature of liabilities contributes to returns
nature of liabilities contributes to returns
•
•
U.S. dollar investing: Natural hedge for
U.S. dollar investing: Natural hedge for
Prudential, enhancing portfolio returns
Prudential, enhancing portfolio returns
•
•
Strong persistency drives revenue growth
Strong persistency drives revenue growth
•
•
Margins earned throughout in-force period
Margins earned throughout in-force period
•
•
Business growth increases scale benefits
Business growth increases scale benefits
Needs-Based Selling
Needs-Based Selling
Capital Management
Capital Management
Emphasis on Protection Products
Emphasis on Protection Products
Investment Portfolio Strategies
Investment Portfolio Strategies

Investor Day 12.04.08
Competitive Advantage
Life Planning Insurance
•
•
Life Planner profile similar to
Life Planner profile similar to
customer profile
customer profile
•
•
Life Planner maintains contact with
Life Planner maintains contact with
client, as trusted professional
client, as trusted professional
•
•
Identify protection needs before
Identify protection needs before
discussing products
discussing products
•
•
Protection life insurance purchased
Protection life insurance purchased
as a solution to identified need
as a solution to identified need
•
•
Variable compensation structure
Variable compensation structure
•
•
Rewards productivity
Rewards productivity
and persistency
and persistency
Life Planners
• Very selective recruiting
• Highly trained career professional
Needs Based Selling
• Financial planning approach
• Emphasis on protection products
Compensation structure
• Aligns customer/agent/company
interest

Investor Day 12.04.08
In-force Annualized Premium Mix
as of September 30, 2008
(1)
New Business Annualized Premium Mix
9 months ended September 30, 2008
(1)
20%
20%
49%
49%
16%
16%
15%
15%
33%
33%
38%
38%
13%
13%
16%
16%
1) Includes single premium business at 10%
2) Primarily whole life and term
3) Primarily whole life and retirement income
4) Cancer, medical, accident and sickness; primarily riders
5) Primarily endowment
Life Planner Business
Emphasis on Protection Products
Prudential of Japan
Yen-based protection
products (2)
Yen-based savings
and retirement
income products (5)
Other than Yen-
based insurance
products (3)
Third Sector (4)

Investor Day 12.04.08
1,820
1,956
2,074
1,348
1,538
1,690
1,838
1,037
1,180
2,194
500
1,500
2,500
2002 2003 2004 2005 2006 2007
Total POJ POJ excluding Aoba business
In thousands
Prudential of Japan
Number of Individual Policies In-force
(1)
YTD
1) Individual Life and Annuities
2,167
2,288
1,803
1,950
500
1,500
2,500
3Q 07 3Q 08

Investor Day 12.04.08
Yen-based protection
products (2)
Yen-based savings
and retirement
income products (2)
Other than Yen-
based insurance
products
In-force Annualized Premium Mix
as of September 30, 2008
(1)
New Business Annualized Premium Mix
9 months ended September 30, 2008
(1)
U.S. Dollar
fixed annuities
3%
3%
73%
73%
10%
10%
14%
14%
21%
21%
40%
40%
31%
31%
8%
8%
1) Includes single premium business at 10%
2) Includes third sector products
Gibraltar Life
Emphasis on Protection Products
Gibraltar Life

Investor Day 12.04.08
Gibraltar Life
Beyond the Life Advisor Channel
• Strengthening bank channel distribution by transferring
Life Planners to bank branch based sales
• Banks now commencing sales of life insurance in
addition to annuity products
• Well-established relationship with Teachers Association
positions Gibraltar Life to meet the needs of teachers,
including retirement planning
• New product development opportunities

Investor Day 12.04.08
Positioned for International
Market Developments
Prudential Positioning
Prudential Positioning
Market Development
Market Development
Growing Demand for
Retirement Accumulation
Products
Lifetime client relationships
Well-established in Retirement
Market through Associations
Innovative, successful U.S.
dollar retirement products

Investor Day 12.04.08
Current Population: 127 Million People
% of 65+ Age Group: 22% in 2008
30% in 2030
(1)
36% in 2050
(1)
Japan’s Demographic Change
14% 14%
11% 11%
11% 11%
64% 64%
59% 59%
53% 53%
22% 22%
30% 30%
36% 36%
0%
25%
50%
75%
100%
2008 2030 2050
Age 0-14 Age 15-64 Age 65+
1) Source: Population Projections from Japan’s National Institute of Population and Social Security Research
Rapidly growing
pre-Retirement/
Retirement
Markets

Client Age
20
60+
Life Cycle
Young Household
Pre-Retiree
Retirement
Financial Risk Protection Needs
Premature Death
Retirement Accumulation
Retirement Income
Prudential Solutions
Term Insurance
Whole Life
U.S. Dollar Retirement Income
Innovative Annuity Products

Prudential

81 Investor Day 12.04.08 Needs-Based Selling Over a Lifetime

Investor Day 12.04.08
$0
$50
$100
$150
$200
$250
2003 2004 2005 2006 2007
Life Planners
Serving Client Needs Through a Lifetime
Prudential of Japan
Second Sales to Existing Customers
(1)
1) Translated based on constant exchange rate of 106 Japanese yen per U.S. dollar for all periods presented
Annualized
New Business
Premiums
($ millions)
39% of Annualized 39% of Annualized
New Business New Business
Premiums Premiums

Investor Day 12.04.08
U.S. Dollar Retirement Products
Attractive Value Proposition in a Growing Market
43% 23%
Rates offered reflect yields on U.S. dollar investments; compare favorably to Japanese yen-based products
U.S.$ Fixed U.S.$ Fixed
Annuity Annuity
U.S.$ Denominated U.S.$ Denominated
Retirement Income Retirement Income
Prudential of Japan Prudential of Japan
U.S.$ Denominated U.S.$ Denominated
Retirement Income Retirement Income
Gibraltar Life
% of September 2008 % of September 2008
YTD Sales YTD Sales
(1) (1)
Attractive Yields for Attractive Yields for
Japanese Market Japanese Market
Flexibility Flexibility
Retirement Retirement
Accumulation Accumulation
Death Protection Death Protection
Benefits Benefits
1) Based on annualized new business premiums; translation of Japanese yen-based sales at 106
Japanese yen per U.S. dollar

Investor Day 12.04.08
Mortality
Expense
Investment
Retirement Accumulation Products
Contribute to High Product Portfolio ROE Potential
Targeted 20+% ROE Portfolio
Targeted 20+% ROE Portfolio
USD
Whole Life Term
USD
Annuity
USD
Retirement
Income

Investor Day 12.04.08
Positioned for International
Market Developments
Greater Regulatory
Standards Govern
Product Distribution
Full-time, college-educated
Life Planner force
Proven training for all channels
Superior agent retention
Prudential Positioning
Prudential Positioning
Market Development
Market Development
Growing Demand for
Retirement
Accumulation Products
Lifetime client relationships
Well-established in Retirement
Market through Associations
Innovative, successful U.S.
dollar retirement products

Investor Day 12.04.08
Positioned for International
Market Developments
Expanding Distribution
Channels
Established bank distribution
relationships
Gibraltar distributors
“seconded” to Bank Channel
Greater Regulatory
Standards Govern
Product Distribution
Full-time, college-educated
Life Planner force
Proven training for all channels
Superior agent retention
Prudential Positioning
Prudential Positioning
Market Development
Market Development
Growing Demand for
Retirement
Accumulation Products
Lifetime client relationships
Well-established in Retirement
Market through Associations
Innovative, successful U.S.
dollar retirement products

Investor Day 12.04.08
Enhancing Returns Through Proven Strategies
Investment Portfolio
• U.S. dollar investments
• Extending duration
• Asset class diversification
Access to Prudential Resources
• Product and distribution channel skills
• Experience in the U.S. Retirement business
Opportunities for Expense Synergies
• Shared management resources
• System integration
• Common back office platforms

Investor Day 12.04.08
Investment Portfolio Opportunities
Access to Prudential skill sets –
commercial mortgages,
corporate credit
Equities support portion of
long-dated risks
Asset Class
Diversification
Extending asset duration reduces
risk profile relative to long-dated
liabilities while increasing yield
Duration
Lengthening
“Natural hedge” for GAAP equity
Additional U.S. dollar exposure
related to economic value
U.S. Dollar
Investment Exposure

Investor Day 12.04.08
8%
6%
4%
0%
2%
4%
2%
1%
47%
24%
2%
Government/Government related
(primarily Japanese Gov't Bonds)
Investment Grade Corporate
Bonds (Aaa, Aa, A)
Investment Grade Corporate
Bonds (Baa or BBB)
Commercial Loans
Below Investment Grade
Corporate Bonds
Real Estate
Equity Securities
Short-Term
Policy Loans
U.S. Treasury Bonds
Other (2)
21%
9%
7%
3%
2%
2%
0%
3%
2%
50%
1%
Prudential International Insurance
Japan Portfolios (1)
1) Includes U.S. dollar reinsurance activity
2) “Other” category includes Trading Account Assets and Other Long-term Investments
Yen Portfolio Duration: 8 years Yen Portfolio Duration: 11 years
December 31, 2004
September 30, 2008

Investor Day 12.04.08
2007
Nine months
ended
Sept 30, 2008
International Division Financial Performance
1) Based on annualized after-tax adjusted operating income for the nine months ended September 30, 2008
Adjusted operating income pre-tax:
Life Planner Business
Gibraltar Life
International Insurance
International Investments
International Division
$515
402
917
77
$994
$821
500
1,321
106
$1,427
$938
490
1,428
143
$1,571
$1,020
578
1,598
259
$1,857
$864
462
1,326
89
$1,415
Year Ended December 31,
2004 2005 2006
($ millions)
24% ROE
(1)

Investor Day 12.04.08
Prudential International Insurance
Capital Redeployment
$ millions
419
273
541
151
1,104
414
505
552
672
905
1,142
1,021
3,268
5,778
$0
$500
$1,000
$1,500
2002 2003 2004 2005 2006 2007
After Tax Adjusted Operating income Capital Redeployment
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Cumulative
2002 -
09/30/08

Investor Day 12.04.08
• Sustainable AOI growth at solid double-digit rates
• Sustainable 20% ROE’s
• Strong free cash flow
• Complementary group of International businesses
with short and long-term growth potential
International Divisional Goals